Joint Filer Information

Name: Ardsley Partners Fund II, L.P.

Address: 262 Harbor Drive, Stamford, Connecticut 06902

Designated Filer: Ardsley Advisory Partners

Issuer & Ticker Symbol: Saba Software, Inc. (SABA)

Date of Event Requiring Statement: July 14, 2014

Signature: ARDSLEY PARTNERS FUND II, L.P.

BY:  Ardsley Partners I, its general partner

BY:  /s/ Steven Napoli

Name: Steven Napoli

Title: General Partner

Name: Ardsley Partners Institutional Fund, L.P.

Address: 262 Harbor Drive, Stamford, Connecticut 06902

Designated Filer: Ardsley Advisory Partners

Issuer & Ticker Symbol: Saba Software, Inc. (SABA)

Date of Event Requiring Statement July 14, 2014

Signature: ARDSLEY PARTNERS II, L.P.

BY: Ardsley Partners I, its general partner

BY:  /s/ Steven Napoli

Name: Steven Napoli

Title: General Partner

Joint Filer Information

Name: Ardsley Partners Renewable Energy Fund, L.P.

Address: 262 Harbor Drive, Stamford, Connecticut 06902

Designated Filer: Ardsley Advisory Partners

Issuer & Ticker Symbol: Saba Software, Inc. (SABA)

Date of Event Requiring Statement: July 14, 2014

Signature: ARDSLEY PARTNERS RENEWABLE ENERGY FUND, L.P.

BY: Ardsley Partners I, its general partner

BY:/s/ Steven Napoli

Name: Steven Napoli

Title: General Partner

Name: Ardsley Partners I

Address: 262 Harbor Drive, Stamford, Connecticut 06902

Designated Filer: Ardsley Advisory Partners

Issuer & Ticker Symbol: Saba Software, Inc. (SABA)

Date of Event Requiring Statement: July 14, 2014

Signature: ARDSLEY PARTNERS I

BY:   /s/ Steven Napoli

Name: Steven Napoli

Title: General Partner

Name: Philip J. Hempleman, individually

Address: 262 Harbor Drive, Stamford, Connecticut 06902

Designated Filer: Ardsley Advisory Partners

Issuer & Ticker Symbol: Saba Software, Inc. (SABA)

Date of Event Requiring Statement: July 14, 2014

BY:   /s/ Steven Napoli*

       Steven Napoli

As attorney in fact for

Philip J. Hempleman

*	Evidence of Power of Attorney was filed with the Schedule 13G/A filed on February 15, 2006 (Acc-no: 0000902664-06-000895) and is incorporated by reference into this filing.

**	Intentional misstatements or omissions of facts constitute Federal Criminal Violations.

                See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a